UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22298

Starboard Investment Trust
(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)                               (Zip code)

A. Vason Hamrick
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Item 1. REPORTS TO STOCKHOLDERS.
Annual Report 2012
September 30, 2012

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Sector Rotation Fund (the “Fund”).  The Fund’s shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund’s shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.  Neither the Fund nor the Fund’s distributor is a bank.

The Sector Rotation Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 17 Glenwood Ave, Raleigh, NC, 27603. There is no affiliation between The Sector Rotation Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Sector Rotation Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks:  investments in ETF’s, “fund of funds’ structure, foreign securities risk, inverse correlation risk, short sales risk, derivative risk, leverage risk, market risk, small-cap and mid-cap securities risk, fixed income risk, management style risk, manager risk, non-diversified fund risk, sector focus risk, portfolio turnover risk, and operating risk. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting www.navfx.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at www.ncfunds.com or by calling Shareholder Services at 1-800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about November 29, 2012.

For More Information on Your Sector Rotation Fund:

See Our Web site @ www.navfx.com
or
Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

Dear Fellow Shareholder:

As of September 30, 2012, The Sector Rotation Fund (the “Fund”) had a total one year return of 15.48%, as compared to the S&P 500 Index’s return of 30.20% (Please refer to the “performance update” page for additional performance information).  I attribute the performance to several factors:

1.
Over the last year I have put a large emphasis on risk management.  Beginning in the 4th qtr of 2011, I started pulling back the risk of the portfolio.  This was done by selling several highly appreciated holdings.  I like locking in gains.  I also used several S&P 500 inverse ETF's as a hedge against a pull back.  To date the pull back has not occurred and that shaved some of the upside.

2.
I also have installed a buy stop order on SPXU.  This order will remain active until it is either cancelled or executed. It is one of my preferred methods to reduce risk, and has a tax benefit by not realizing capital gains to the shareholders.

3.
The fund still holds several assets such as Rising Rate funds which have not performed well, along with TIPS and High Yield Bonds that have performed well while providing income but in no means can keep up with a 30% S&P 500 increase.

4.
With 8% unemployment, $4.00 gasoline, $16.2 Trillion in national debt, the housing market still near the bottom, the S&P 500 double its 2009 bottom and the fiscal cliff just weeks away my focus is on risk management.

I always say every person needs to have three numbers on their refrigerator.  1. Their weight. 2. Their total debt. 3.  Their Beta.

The Third Quarter in Review
Looking back at the third quarter, there was plenty of good news: Consumer spending is holding up well, and the housing market has showed some signs of rebounding. That said, many headwinds remain for the U.S. economy. Unemployment is high, investment spending is low, exports are dropping, and concerns remain about the European sovereign debt crisis and the U.S. fiscal cliff. Plus, it’s an election year.

The Consumer is back
Consumer inflation rose 0.6% month-over-month in September, bringing inflation in at 2.0% year-over-year. That was up from 1.7% year-over-year at the end of last quarter. Still, September consumer confidence (as indicated by the Conference Board) hit a seven-month high of 70.3. That was reflected in spending data: Retail sales increased over 0.6% month-over-month in August after falling each month in the second quarter of 2012, consumer spending grew at a 1.5% annualized pace in the second quarter of 2012. We project a third-quarter gain in line with that number.

Housing is so-so
Existing home sales rose 7.8% in August (placing them up 9.3% year-over-year). That has reduced the number of existing homes for sale over the past year by 18.2%. Increasing sales and declining inventories are raising home prices as reflected by several home-price indicators. For example, home prices as represented by the S&P/Case-Shiller Home Price Index rose 0.4% month-over-month in July, their six straight monthly rise. Moreover, there’s reason to think these gains should continue, given that the National Association of  Homebuilders’ sentiment index, a leading indicator of residential construction, reached a six-year high in August. That said, housing still has a long way to go to reach pre-crisis levels.

And GDP?
If third-quarter consumer spending does come in at a 2.2% annualized rate, we don’t think gross domestic product (GDP), the value of all goods and services produced by the economy, will not be significantly less than 2%.

Unemployment is unexceptional
The unemployment rate decreased to 7.8% in September as total nonfarm  payroll employment rose by 114,000. That said, the household survey, from which the unemployment rate is derived, showed much stronger results—an unusual gain that we think may indicate some distortions that artificially lowered the unemployment rate. Some analysts have even suggested it was intentional, designed to boost President Obama’s re-election efforts. In any case, we think we’ll see a revision.

Investment spending is weak
Three measures of investment spending—capital spending, inventory building and investment in commercial structures—all declined in the third quarter. For examples, non-defense-related capital goods orders (excluding aircraft) fell 5.2% in July following a 2.7% drop in June. That data is mirrored by the new-orders component of the Institute of Supply Management (ISM) index. Moreover, the weakness corresponds with the escalation of the sovereign debt crisis in Europe. That tells us businesses are worried about the economy and are in wait-and-see mode.

Exports have declined
Exports of goods and services fell 1.0% in July. The ISM’s new export orders index, a leading indicator of export trends, fell precipitously in June and has yet to show any meaningful recovery through August. That places the average for the quarter in recessionary territory, near levels last seen in the second quarter of 2009.

The Swiss franc is king
The situation in Europe remains precarious. In October, Spain edged closer to requesting a bailout as rumors circulate that Moody's was preparing to downgrade the country's sovereign credit rating. As evidence of just how worried investors, consider that reserves in francs at the Swiss National Bank (SNB) have soared to 79% of the country’s GDP as capital has flown in from Spain, Greece and Italy.

Falling off the cliff?
At home, policy uncertainty in Washington continues. It started with last summer's debt-ceiling debacle, and continues with the looming fiscal cliff. If those tax increases and spending cuts go into effect as scheduled, they could knock several percentage points off GDP growth and turn a lackluster recovery back into recession. We believe that much of the fiscal cliff will be postponed beyond 2013.

High-yield credit leads income
Within the fixed-income sector, the broad Barclays U.S. Aggregate Index rose 1.6% during the quarter, its tenth rise in 11 quarters. U.S. debt was led by high-yield bonds, which rose 4.5% during the quarter. Overseas, emerging-market bonds performed particularly, well, rallying at their fastest quarterly pace since the third quarter of 2010, with a 6.8% rise.

Equities rally
Improving economic data on some fronts led to a broad global rally in equities, with the MSCI All Country World Index rising 7.0% during the third quarter. International developed equities outpaced domestic equities for the first time in five quarters, with the MSCI EAFE Index returning 7.0% to the S&P 500 Index’s 6.4%. The best performers were emerging-market equities, which rose 7.9%, led by gains in India and countries highly correlated to commodities (such as Egypt and Russia).

Fed easing drives commodity gains
Central bank monetary policy accommodation and a decline in the U.S. dollar by 2.1% helped commodities in the third quarter, with the Dow Jones-UBS Commodity Index returning 9.7, its most since the fourth quarter of 2010.

Where do we go from here?
The U.S. Federal Reserve Board (Fed) ran out of patience waiting for the economic outlook to improve and responded aggressively on several fronts. These actions clearly signal that the policymakers will keep their feet on the accelerator until the recovery strengthens considerably. If the Fed’s actions work, and the economy continues to improve, risk assets would likely perform well, putting some pressure on U.S. Treasuries. That said, the financial markets have clearly improved sharply, and we’re concerned that these moves may be overdone given that the economic outlook remains precarious at best. If the economy doesn’t continue improving, severe investor anxiety may re-emerge, and risk assets would be in trouble. As always, navigate carefully.

Mark A. Grimaldi
Fund Manager

Sector Rotation Fund

Performance Update
(Unaudited)

For the period from December 30, 2009 (Commencement of Operations ) to September 30, 2012

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at December 30, 2009 (Commencement of Operations). All dividends and distributions are reinvested. This graph depicts the performance of the Sector Rotation Fund versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
				Gross
As of	One	Since	Inception	Expense
September 30, 2012	Year	Inception	Date	Ratio*
Sector Rotation Fund	15.48%	6.84%	12/30/09	2.07%
S&P 500 Total Return Index	30.20%	11.65%	N/A	N/A

* The gross expense ratio shown is from the Fund's prospectus dated January 30, 2012.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.navfx.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

Sector Rotation Fund

Schedule of Investments

As of September 30, 2012
	Shares	Value (note 1)

EXCHANGE-TRADED FUNDS - 98.49%

Asset Allocation - 1.31%
iShares S&P Conservative Allocation Fund	10,000	$305,316
		305,316
Consumer Services - 6.68%
iShares Dow Jones US Consumer Services Sector Index Fund	17,000	1,470,840
Vanguard Consumer Staples ETF	1,000	91,580
		1,562,420
Fixed Income - 17.79%
* Direxion Daily 20 Year Plus Treasury Bear 3x Shares	4,000	213,000
iShares iBoxx $ High Yield Corporate Bond Fund	15,000	1,384,500
* ProShares UltraShort 20+ Year Treasury	4,000	62,360
SPDR Barclays Capital High Yield Bond ETF	35,000	1,407,350
SPDR Barclays Capital TIPS ETF	18,000	1,092,240
		4,159,450
Health Care - 2.57%
Health Care Select Sector SPDR Fund	15,000	601,800
		601,800
International - 3.81%
iShares MSCI Hong Kong Index Fund	25,000	455,000
iShares MSCI United Kingdom Index Fund	25,000	434,903
		889,903
Large Cap - 41.17%
* ProShares UltraPro Short S&P 500	9,000	345,420
SPDR S&P 500 ETF Trust	22,000	3,167,340
SPDR S&P Dividend ETF	80,000	4,648,000
Vanguard Value ETF	25,000	1,468,000
		9,628,760
Mid Cap - 4.93%
iShares Dow Jones Select Dividend Index Fund	20,000	1,153,600
		1,153,600
Preferred Stock - 0.85%
iShares S&P US Preferred Stock Index Fund	5,000	199,300
		199,300
Real Estate - 4.17%
Vanguard REIT ETF	15,000	974,536
		974,536
Utilities - 5.00%
Vanguard Utilities ETF	15,000	1,169,700
		1,169,700

		(Continued)

Sector Rotation Fund

Schedule of Investments

As of September 30, 2012
		Shares	Value (note 1)

EXCHANGE TRADED FUNDS - continued

Commodities - 10.21%
* iShares Silver Trust		20,000	$669,600
* SPDR Gold Shares		10,000	1,718,900
			2,388,500

Total Exchange-Traded Funds (Cost $20,307,074)			23,033,285

SHORT-TERM INVESTMENT - 1.58%
§ Federated Treasury Obligations Fund, 0.01%		369,673	369,673

Total Short-Term Investment (Cost $369,673)			369,673

TOTAL VALUE OF INVESTMENTS (Cost $20,676,747) - 100.07%			$23,402,958

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.07)%			(16,471)

NET ASSETS - 100.00%			$23,386,487

* Non-income producing investment
§ Represents 7 day effective yield

	Summary of Investments by Sector
	% of Net
Sector	Assets	Value
Asset Allocation	1.31%	$ 305,316
Consumer Services	6.68%	1,562,420
Fixed Income	17.79%	4,159,450
Health Care	2.57%	601,800
International	3.81%	889,903
Large Cap	41.17%	9,628,760
Mid Cap	4.93%	1,153,600
Preferred Stock	0.85%	199,300
Real Estate	4.17%	974,536
Utilities	5.00%	1,169,700
Commodities	10.21%	2,388,500
Short-Term Investment	1.58%	369,673
Total	100.07%	$ 23,402,958

See Notes to Financial Statements

Sector Rotation Fund

Statement of Assets and Liabilities

As of September 30, 2012

ASSETS
Investments, at value (cost $20,676,747)	$23,402,958
Receivables:
Investments sold	15,454
Fund shares sold	144,198
Dividends and interest	72,688
Total assets	23,635,298

LIABILITIES
Payables:
Investments purchased	76,510
Fund shares repurchased	140,162
Accrued expenses
Advisory fees	19,474
Administration fees	12,665
Total liabilities	248,811

NET ASSETS	$23,386,487

Net Assets Consist of:
Capital	$20,107,960
Accumulated net investment loss	(511,664)
Undistributed net realized gain on investments	1,063,980
Net unrealized appreciation on investments	2,726,211
Total Net Assets	$23,386,487

Shares Outstanding, no par value (unlimited authorized shares)	2,055,190

Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$11.38

See Notes to Financial Statements

Sector Rotation Fund

Statement of Operations

For the fiscal year ended September 30, 2012

INVESTMENT INCOME
Dividends	$562,756
Total Investment Income	562,756

EXPENSES
Advisory fees (note 2)	240,177
Administration fees (note 2)	156,115
Reorganizational expenses (note 5)	84,797
Gross Expenses	481,089

Net Expenses	481,089

NET INVESTMENT INCOME	81,667

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain from investment transactions	889,456
Change in unrealized appreciation on investments	2,437,207

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,326,663

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,408,330

See Notes to Financial Statements

Sector Rotation Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30, 2012	September 30, 2011

OPERATIONS:
Net investment income	$81,667	$118,802
Net realized gain from investment transactions	889,456	648,727
Change in unrealized appreciation (depreciation) on investments	2,437,207	(464,544)
Net increase in net assets resulting from operations	3,408,330	302,985

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(712,133)	-
Net realized gain from investment transactions	(109,029)
Return of capital	(398,678)	-
Decrease in net assets resulting from distributions	(1,219,840)	-

CAPITAL SHARE TRANSACTIONS:
Shares sold	$4,749,434	$7,951,135
Reinvested dividends and distributions	1,191,013	-
Shares repurchased	(6,932,576)	(4,267,268)
Net (decrease) increase from capital share transactions	$(992,129)	$3,683,867

Net increase in net assets	1,196,361	3,986,852

NET ASSETS:
Beginning of year	22,190,126	18,203,274
End of year	$23,386,487	$22,190,126

Accumulated net investment (loss) income	$(511,664)	$118,802

TRANSACTIONS IN SHARES:
Shares sold	431,198	705,923
Reinvested dividends and distributions	113,670	-
Shares repurchased	(627,828)	(383,748)
Net (decrease) increase	(82,960)	322,175

See Notes to Financial Statements

Sector Rotation Fund

Financial Highlights

For a share outstanding during
the fiscal year ended September 30,	2012	2011	2010(a)

Net asset value, beginning of period	$10.38	$10.02	$10.00

Income (loss) from investment operations
Net investment income (loss) (g)	0.01	0.06	(0.01)
Net realized and unrealized gains
(losses) on securities	1.55	0.30	0.03
Total from investment operations	1.56	0.36	0.02

Less distributions:
From net investment income	(0.32)	-	-
From net realized gains	(0.05)
Return of Capital	(0.19)	-	-
Total distributions	(0.56)	-	-

Net asset value, end of period	$11.38	$10.38	$10.02

Total Return (d)(e)	15.48%	3.59%	0.20%

Net assets, end of period (000's)	$23,386	$22,190	$18,203

Ratios of:
Gross expenses to average net assets (f)(g)	2.00%	2.03%	2.58%	(b)
Net expenses to average net assets (f)(g)	2.00%	1.65%	1.65%	(b)
Net investment income/(loss) (h)
to average net assets	0.34%	0.52%	(0.11)%	(b)

Portfolio turnover rate	175.18%	227.34%	457.43%	(c)

(a)	For the period from December 31, 2009 (Commencement of Operations) to September 30, 2010.
(b) Annualized.
(c) Not annualized.
(d) Total return does not reflect sales charge, if any.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(g)	Does not include expenses of investment companies in which the fund invests.
(h)	Recognition of net investment income by the fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the fund invests.

See Notes to Financial Statements

Sector Rotation Fund

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Sector Rotation Fund (“Fund”) is a series of the Starboard Investment Trust (“Trust”).  The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The Fund commenced operations on December 31, 2009 as a series of the World Funds Trust (“WFT”).  Shareholders approved the reorganization of the Fund as a series of the Trust at a special meeting on June 22, 2011.  The reorganization occurred on June 27, 2011.  Effective November 29, 2010, the Fund changed its name from the Navigator Fund to the Sector Rotation Fund.

The investment objective of the Fund is to achieve capital appreciation.  The Fund utilizes a sector rotation strategy which evaluates the relative strength and momentum of different sectors of the economy in order to identify short-term investment opportunities.  Under normal circumstances, the Fund invests in exchange-traded funds (“ETFs”).  An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.

The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
The Fund’s investments in securities are carried at fair value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.   Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund’s net asset value calculation) or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security’s “fair value” price may differ from the price next available for that security using the Fund’s normal pricing procedures.

Fair Value Measurement
The Fund has adopted ASC Topic 820, Fair Value Measurements.  ASC Topic 820 defines fair value, establishes a frame work for measuring fair value and expands disclosure about fair value measurements.

Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The Fund has adopted FASB guidance updating ASC Topic 820 titled, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability have Significantly Decreased and Identifying Transactions that are not Orderly” which provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction that is not orderly, and how that information must be incorporated into fair value measurement.  The guidance emphasizes that even if there has been a significant decrease in volume and level of activity for an asset or liability and regardless of the valuation techniques used, the objective of a fair value measurement remains the same.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs as of September 30, 2012 for the Fund’s assets and liabilities measured at fair value:

Sector Rotation Fund
Investments in Securities	Total	Level 1	Level 2	Level 3
Assets
Exchange-Traded Funds	$23,033,285	$23,033,285	$-	$-
Short-Term Investment	369,673	369,673
Total Assets	$23,402,958	$23,402,958	$-	$-

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Dividend Distributions
The Fund may declare and distribute dividends from net investment income (if any), monthly or quarterly, although the Fund currently intends to distribute these amounts on an annual basis in December of each year.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise complies with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

2.	Transactions with Affiliates & Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund by Navigator Money Management, Inc. (the “Advisor”), the Advisor receives a monthly fee based on the Fund’s average daily net assets.  The Advisor shall receive an investment advisory fee equal to an annualized rate of 1.00% of the average daily net assets of the Fund.  In accordance with these terms, the Advisor earned $240,177 in advisory fees for the fiscal year ended September 30, 2012.

The Advisor has entered into an Operating Plan under which it has agreed (i) to pay the Fund’s administrator a fee based on the daily average net assets of the Fund when net assets are below $29 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume certain expenses of the Fund outlined in the Operating Plan.  These measures are intended to limit the Fund’s operating expenses to 1.65% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs, acquired fund fees and expenses, and extraordinary expenses.  The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.

Prior to June 27, 2011, the Advisor had contractually agreed to waive or limit its fees and to assume other operating expenses so that the ratio of total annual operating expenses was limited to 1.65% of the average net assets of the Fund.  The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with GAAP or other extraordinary expenses not incurred in the ordinary course of business.  The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or reimbursed by the Advisor to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Advisor with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of September 30, 2011 was $185,405 and expires as follows:

Expiration Date	Amount
September 30, 2013	$ 98,971
September 30, 2014	86,434
Total	$ 185,405

The recovery of any amounts is limited to situations where the repayment would not cause the Fund’s expense ratio of total annual operating expenses to exceed 1.65%.

Administrator
The Nottingham Company (“Administrator”) provides the Fund with administrative, fund accounting, and compliance services pursuant to a Fund Accounting and Administration Agreement.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.65% and is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  The annual rate is 0.650% if the average daily net assets are under $30 million and gradually decreases to an annual rate of 0.095% if the average daily net assets are $1.795 billion or more.  The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.

Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or

(Continued)

Sector Rotation Fund

Notes to Financial Statements

repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.  The Fund paid $156,115 in administration fees to the Administrator for the fiscal year ended September 31, 2012.

Compliance Services
Nottingham Compliance Services, LLC (“NCS”), a fully owned affiliate of the Administrator, provides services which assist the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 of the 1940 Act.  NCS is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.

Distributor
Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.
Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor, or the Administrator.

3.	Purchases and Sales of Investment Securities

For the fiscal year ended September 30, 2012, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Fiscal Year Ended	Purchases of Securities	Proceeds from Sales of Securities
September 30, 2012	$42,819,039	$38,635,697

There were no long-term purchases or sales of U.S Government Obligations during the fiscal year ended September 30, 2012.

4.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management reviewed the tax positions in the open tax years of 2009, 2010, and 2011 and determined that the implementation of ASC Topic 740 “Accounting for Uncertainty in Income Taxes” had no impact on the Fund’s net assets or results of operations.  As of and during the fiscal year ended September 30, 2012, the Fund does not have a liability for uncertain tax positions.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the period, the Fund did not incur any interest or penalties.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

Reclassifications to paid-in capital relate primarily to differing book/tax treatment of ordinary net realized gains.  For the fiscal year ended September 30, 2012, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	$ (398,678)
Undistributed Net Realized Gain (Loss) on Investments	398,678

Distributions during the fiscal year ended were characterized for tax purposes as follows:

	September 30, 2012	September 30, 2011
Ordinary Income	$712,133	-
Long-term capital gain	109,029	-
Return of capital	398,678

At September 30, 2012, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$20,865,943

Unrealized Appreciation	$2,727,651
Unrealized Depreciation	(190,636)
Net Unrealized Appreciation	2,537,015

Undistributed Ordinary Income	221,043
Undistributed Long-Term Gains	520,470

Distributable Earnings	$3,278,528

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales.

5.	Reorganizational Expenses

As outlined in Note 1, the Trustees of the Fund approved a Plan on May 4, 2011 whereby the Fund would be reorganized from WFT into a newly created series of the Trust.  A special meeting of shareholders was held on June 22, 2011 resulting in approval of the Plan.  The Fund assumed the costs of these reorganizational expenses which amounted to $84,797 and was amortized over twelve months.

6.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.	New Accounting Pronouncements

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements.”  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

(Continued)

Sector Rotation Fund

Notes to Financial Statements

8.	Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

(Continued)

BROOKWEINER L.L.C.[SM]
Certified Public Accountants • Business Consultants

125 South Wacker Drive • 10th Floor • Chicago, Illinois 60606-4433
Email: bwmail@brookweiner.com • Web: www.brookweiner.com
312.629.0900 • Fax: 312.629.0901

Members of the firm:
Rosanne B. Andersen
Sherwin A. Brook
Gordon M. Johnson
Elwood Kreger
Howard Leon
Donald E. Rattner
Allen D. Sered
David Weinberg
Sheldon Weiner

Robert J. Krawitz
(1942-2002)
Richard A. Sandlow
(1929-2000)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders,
Trustees, and
Audit Committee of
Sector Rotation Fund

We have audited the accompanying statement of assets and liabilities of the Sector Rotation Fund (the “Fund”, one of the series constituting the Starboard Investment Trust), including the schedule of investments, as of September 30, 2012, and the related statements of operations for the year then ended September 30, 2012, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the year ended September 30, 2012, September 30, 2011 and the period from December 31, 2009 (Commencement of Operations) to September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for the period from December 31, 2009 (Commencement of Operations) to September 30, 2010 were audited by other auditors whose report dated November 29, 2010 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Sector Rotation Fund as of September 30, 2012, the results of its operations for the year then ended, and the changes in net assets for each of the two years in the period then ended and the financial highlights for the year ended September 30, 2012, September 30, 2011 and the period from December 31, 2009 (Commencement of Operations) to September 30, 2010 in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 28, 2012

Sector Rotation Fund

Additional Information (Unaudited)

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission (“SEC”) at http://www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  You may review and make copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund toll-free at 1-800-773-3863.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund’s fiscal year ended September 30, 2012.

During the fiscal year, the Fund paid a long-term capital gain distribution of $109,029.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.  For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the funds from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For the purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

4.	Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Sector Rotation Fund

Additional Information (Unaudited)

Sector Rotation Fund	Beginning Account Value April 1, 2012	Ending Account Value September 30, 2012	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)
	$1,000.00	$1,000.90	$10.05
	$1,000.00	$1,014.95	$10.13
Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent period divided by the number of days in the fiscal year (to reflect the initial period).

5.	Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000.00 during the fiscal year ended September 30, 2012 from the Fund for their services to the Fund and Trust.

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Jack E. Brinson Age: 80	Independent Trustee	Since 7/09	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership).	20
Independent Trustee of Brown Capital Management Funds for its three series, DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its two series (all registered investment companies); previously, Independent Trustee of de Leon Funds Trust for its one series from 2000 to 2005, Giordano Investment Trust for its one series during 2011, and New Providence Investment Trust for its one series from inception until 2011 (all registered investment companies).

Sector Rotation Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Michael G. Mosley Age: 59	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	20	None.
Theo H. Pitt, Jr. Age: 76	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	20
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, and Hanna Investment Trust for its one series (all registered investment companies); previously, Independent Trustee of Hillman Capital Management Investment Trust for its two series from 2000 to 2009, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

James H. Speed, Jr. Age: 59	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	20
Independent Trustee of the following Brown Capital Management Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Tilson Investment Trust for its two series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 52	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	20	None.
Other Officers
Mark A. Grimaldi Age: 50 1207 Route 9 Suite 10 Wappingers Falls, NY 12590	President and Treasurer (Sector Rotation Fund)	Since 4/11
President and Chief Compliance Officer of Navigator Money Management, Inc. (advisor to the Sector Rotation Fund) since 1996; Vice President of The Prestige Organization, Inc. since 1996; and Co-Fund Manager of ETF Market Opportunity Fund (formerly Navigator Fund) from 2008-2009.
				n/a	n/a

Sector Rotation Fund

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
T. Lee Hale, Jr. Age: 34	Chief Compliance Officer; Assistant Treasurer	Since 7/09 and 4/10	Financial Reporting Manager for The Nottingham Company (fund administrator) since 2009; previously, principal of Lee Hale Contracting (marine industry consulting).	n/a	n/a
A. Vason Hamrick Age: 35	Secretary	Since 7/09	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Sector Rotation Fund
is a series of
The Starboard Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

Nottingham Shareholder Services	Navigator Money Management, Inc.
116 South Franklin Street	Executive Park
Post Office Drawer 4365 Rocky Mount, North Carolina 27803	1207 Route 9, Suite 10 Wappingers Falls, NY 12590

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-866-688-0028

World Wide Web @: ncfunds.com	World Wide Web @: navfx.com

Item 2.  CODE OF ETHICS.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no substantive amendments during the period covered by this report.

(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.

(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.

As of the date of this report, September 30, 2012, the registrant’s audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees – Audit fees billed for the registrant for the fiscal years ended September 30, 2011 and September 30, 2012 are reflected in the table below.  These amounts represent aggregate fees billed by the registrant’s independent accountant, BrookWeiner, LLC (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

Fund	2011	2012
The Sector Rotation Fund	$9,500	$12,000

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended September 30, 2011 and September 30, 2012 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the fiscal years ended September 30, 2011 and September 30, 2012 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2011	2012
The Sector Rotation Fund	$3,700	$1,500

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years.

(e)(1)
The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose.  The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)
Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended September 30, 2011 and September 30, 2012 were $5,200.  There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.    CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer/Principal Financial Officer has concluded that the registrant’s disclosure controls and procedures are effective based on his evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).

(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).

(a)(3)	Not applicable.

(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Starboard Investment Trust

By: (Signature and Title)	/s/ Mark A. Grimaldi
Date: December 3, 2012	Mark A. Grimaldi President, Treasurer, Principal Executive Officer and Principal Financial Officer The Sector Rotation Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Mark A. Grimaldi
Date: December 3, 2012	Mark A. Grimaldi President, Treasurer, Principal Executive Officer and Principal Financial Officer The Sector Rotation Fund